TRANSAMERICA AXIOMSM III VARIABLE ANNUITY

and

TRANSAMERICA PRINCIPIUMSM IV VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated November 15, 2024

to the

Prospectuses dated May 1, 2024

Transamerica Financial Life Insurance Company is (suspending) sales of Transamerica AxiomSM III Variable Annuity and Transamerica Principium IVSM Variable Annuity on December 16, 2024 (the “Suspension Date”), and they will no longer be available for issue in New York.

In order to purchase the Transamerica AxiomSM III Variable Annuity or the Transamerica PrincipiumSM IV Variable Annuity prior to the Suspension Date, your completed application must be signed December 15, 2024, or earlier, received by us by December 23, 2024, and initial premium must be received by us by the close of the New York Stock Exchange on February 13, 2025. If these conditions are not met, your application will be considered not in good order and a policy will not be issued.

This Supplement updates certain information in the above referenced Prospectuses. Except as indicated in this Supplement, all other information included in the Prospectuses remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in your Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.